SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2012

ANOTEROS, INC.
 (Exact name of Company as specified in its charter)

Nevada	000-52561	88-0368849
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
6601 Center Drive West, Suite 500 Los Angeles, CA 90045 (Address of principal executive offices) Phone: (310) 997-2482 (Company’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ANOTEROS, INC.
Form 8-K
Current Report

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES

On August 22, 2012, our Board of Directors authorized the issuance of 6,000,000 shares (the “Shares”) of our Common Stock to Robert O’Conner, one of our directors, in consideration for Mr. O’Conner’s agreement to indemnify us and our other Directors against liability for any claim that South Bay Capital, Inc. (“South Bay”) may assert against any of us arising from or in any way connected or related to the Credit Line Agreement between the Company and South Bay dated as of October 7, 2011, pursuant to which South Bay alleges that we are indebted to it for $375,000.00.  The Shares are being issued to Mr. O’Conner in a private transaction.  Based thereon, we are relying on the exemption from registration under the Securities Act of 1933 for this transaction provided by Section 4(2) thereof as a transaction by an issuer not involving a public offering.  Mr. O’Conner abstained from participating in the Board’s action authorizing this transaction.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 22, 2012, our Board of Directors appointed Charles Potter, our President, to serve as our Chief Executive Officer, replacing Michael Lerma in that position, and Michael Sinwell to serve as our Chief Technology Officer.  Messrs. Potter and Sinwell each accepted his appointment.  Mr. Lerma also resigned as a Director but will continue in his capacities as our Chief Financial Officer, Treasurer and Secretary.  Additionally, on August 22, 2012, our Board of Directors appointed (i) Thomas L. Childers to serve as its Chairman; and (ii) John E. McConnaughy, Jr., Scott Neff and Robert O’Conner to serve on its Compensation and Audit Committees, with McConnaughy as Chairman of both Committees.  Messrs. McConnaughy, Neff and O’Conner each accepted his appointment.

Family Relationships

There are no family relationships among and any of the Company's directors or officers.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K except as may be set forth in Item 3.02 above.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On August 22, 2012, our Board of Directors amended Section 2 of our By-laws by increasing the number of Directors we may have from three to ten.  The foregoing description is qualified in its entirety by reference to the amendment approved by the Board as contained in the Amendment to By-Laws of Anoteros, Inc. (F/K/A Out Of Bounds Sports Co.) Dated August 22, 1012, a copy of which is attached hereto and incorporated herein as Exhibit 3.1 to this Form 8-K.

ITEM 8.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

3.1           Amendment to By-Laws of Anoteros, Inc. (F/K/A Out Of Bounds Sports Co.) Dated August 22, 1012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANOTEROS, INC.
Date: August 28, 2012	By: /s/ Charles Potter
Charles Potter
Chief Executive Officer